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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 8, 1996

                           ACCLAIM ENTERTAINMENT, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         0-16-986                                        38-2698904
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(Commission File Number)                    (IRS Employer Identification Number)


            One Acclaim Plaza, Glen Cove, New York         11542
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            (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code (516) 656-5000


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ITEM 5. OTHER EVENTS

      Acclaim Entertainment, Inc. (the "Company") has a revolving credit and security agreement dated as of January 1, 1993 (as amended, the "BNY Agreement") with BNY Financial Corporation ("BNY"), its principal domestic bank. During the three months ended February 28, 1997, BNY granted the Company a series of waivers with respect to defaults under the BNY Agreement and BNY and the Company executed certain amendments to the BNY Agreement, the effect of which was to (a) extend the term of the BNY Agreement to January 31, 2000; (b) amend and make more restrictive the factored receivables and inventory formula which the Company must satisfy in order to draw BNY working capital advances and open letters of credit under the BNY Agreement; (c) amend and restate in their entirety the financial covenants contained in the BNY Agreement; and (d) add certain additional covenants and Events of Default under the BNY Agreement. The

Company was, at February 28, 1997, in compliance with its obligations under the BNY Agreement.

      On February 24, 1997, the Company and BNY entered into an amendment of the Company's factoring agreement with BNY the effect of which was to extend the term of the factoring agreement to January 31, 2000.

      On February 4 and 21, 1997, the Company entered into a waiver and restructuring agreement (collectively the "Fleet Letter Agreement") with Fleet Bank, N.A. ("Fleet") relating to the mortgage on its Corporate headquarters. Pursuant to the terms of the Fleet Letter Agreement, the Company made a $2 million payment to Fleet on February 28, 1997 on account of this indebtedness, the amortization of the remaining indebtedness was changed to a five year schedule with quarterly payments of principal and interest and an additional payment of $500,000 due on December 31, 1997. In addition the interest rate on the mortgage loan was increased to the bank's prime rate plus 1.00% and all financial covenants were deleted. The Company was, at February 28, 1997, in compliance with its obligations under the Fleet facility.

      On February 28, 1997, the Company repaid in full all of the outstanding obligations of Acclaim Comics, Inc. to Midland Bank plc in the amount of $16,204.293.43.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      Exhibits:

10.4 Revolving Credit and Security Agreement, dated as of January 1, 1993, between the Company, Acclaim Distribution Inc., LJN Toys, Ltd., Acclaim Entertainment Canada, Ltd. and Arena Entertainment Inc., as borrowers, and BNY Financial Corporation, as lender, as amended and restated on February 28, 1995 (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended February 28, 1995 (File No. 0-16986) (the "1995 10-Q")) and as further amended and modified by the (i) Waiver and Amendment dated November 8, 1996, (ii) Amendment dated November 15, 1996, (iii) Blocked Account Agreement, dated November 14, 1996, (iv) Letter Agreement, dated December 13, 1996 and (v) Letter Agreement dated February 24, 1997.

10.5 Restated and Amended Factoring Agreements, dated as of February 28, 1995, between the Company and BNY Financial Corporation ("BNY") (incorporated by reference to Exhibit 10.2 to the 1995 10-Q), as amended and modified by the Amendment to Factoring Agreements, dated February 24, 1997, between the Company and BNY.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ACCLAIM ENTERTAINMENT, INC.


                                          By   /s/ J. Mark Hattendorf
                                               ---------------------------
                                            Name:  J. Mark Hattendorf
                                            Title: Executive Vice
                                                President and Chief Financial
                                                and Accounting Officer

Dated:  March 14, 1997


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                                  EXHIBIT INDEX

Exhibit
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10.4  Revolving Credit and Security Agreement, dated as of January 1, 1993, between the Company, Acclaim Distribution Inc., LJN Toys, Ltd., Acclaim Entertainment Canada, Ltd. and Arena Entertainment Inc., as borrowers, and BNY Financial Corporation, as lender, as amended and restated on February 28, 1995 (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended February 28, 1995 (File No. 0-16986) (the "1995 10-Q")) and as further amended and modified by the (i) Waiver and Amendment dated November 8, 1996, (ii) Amendment dated November 15, 1996, (iii) Blocked Account Agreement, dated November 14, 1996, (iv) Letter Agreement, dated December 13, 1996 and (v) Letter Agreement dated February 24, 1997.

10.5 Restated and Amended Factoring Agreements, dated as of February 28, 1995, between the Company and BNY Financial Corporation ("BNY") (incorporated by reference to Exhibit 10.2 to the 1995 10-Q), as amended and modified by the Amendment to Factoring Agreements, dated February 24, 1997, between the Company and BNY.